                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                       SIX MONTHS ENDED JUNE 30, 1996



Treasury stock method - weighted average price      3.95
Period beginning date                             1/1/96
Last day in period                               6/30/96
Number of days in period                             182


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/95      1,890,442     1/1/96   6/30/96   182     1,890,442
  Shares issued 4/30/96        1,000    4/30/96   6/30/96    62           341
  Shares issued 5/17/96       16,205    5/17/96   6/30/96    45         4,007
  Shares issued 5/17/96    1,605,000    5/17/96   6/30/96    45       396,841
  Shares issued 5/29/96       12,500    5/29/96   6/30/96    33         2,266

Retroactive treatment
  Options granted
   Shares                     98,689
   x option price               0.80
   / average market price       3.95
                           ---------
   Treasury shares            19,988
                           ---------
   Equivalent shares          78,701     1/1/96   6/30/96   182        78,701
                           ---------

   Shares                     31,164
   x option price               6.42
   / average market price       3.95
                           ---------
   Treasury shares                 0
                           ---------
                                   0
                           ---------

   Shares                     58,000
   x option price               2.25
   / average market price       3.95
                           ---------
   Treasury shares            33,038
                           ---------
   Equivalent shares          24,962     1/1/96   6/30/96   182        24,962
                           ---------

   Shares                     10,000
   x option price               1.75
   / average market price       3.95
                           ---------
   Treasury shares             4,430
                           ---------
   Equivalent shares           5,570     1/1/96   6/30/96   182         5,570
                           ---------

   Shares                     10,000
   x option price               4.25
   / average market price       3.95
                           ---------
   Treasury shares                 0
                           ---------
   Equivalent shares               0
                           ---------

Earnings per share calculation
Six months ended June 30, 1996 (Cont.)



   Shares                    220,248
   x option price               1.35
   / average market price       3.95
                           ---------
   Treasury shares            75,275
                           ---------
   Equivalent shares         144,973     1/1/96   6/30/96   182       144,973


Warrants outstanding
  Shares                     525,000
  x option price                8.00
  / average market price        3.95
                           ---------
  Treasury shares                  0
                           ---------
  Equivalent shares                0
                           ---------

Shares                       150,000
  x option price                2.94
  / average market price        3.95
                           ---------
  Treasury shares            111,551
                           ---------
  Equivalent shares           38,449     1/1/96   6/30/96   182        38,449
                           ---------

Shares                     2,500,000
  x option price                2.19
  / average market price        3.95
                           ---------
  Treasury shares          1,386,076
                           ---------
  Equivalent shares        1,113,924     1/1/96   6/30/96   182     1,113,924
                           ---------

Shares                        95,000
  x option price                2.19
  / average market price        3.95
                           ---------
  Treasury shares             52,671
                           ---------
  Equivalent shares           42,329     1/1/96   6/30/96   182        42,329
                           ---------

Shares                        79,191
  x option price                2.19
  / average market price        3.95
                           ---------
  Treasury shares             43,906
                           ---------
  Equivalent shares           35,285     1/1/96   6/30/96   182        35,285
                           ---------                                ---------
Total average shares and equivalent shares outstanding              3,778,091
                                                                    ---------
                                                                    ---------

  Net loss for the period                                            (387,594)
                                                                    ---------
                                                                    ---------

  Net loss per average share outstanding                                (0.10)
                                                                    ---------
                                                                    ---------

                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                       SIX MONTHS ENDED JUNE 30, 1995



Treasury stock method - weighted average price      2.84
Period beginning date                             1/1/95
Last day in period                               6/30/95
Number of days in period                             181


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/94        1,890,442   1/1/95   6/30/95   181     1,890,442

Retroactive treatment
  Options granted
   Shares                      128,394
   x option price                 0.80
   / average market price         2.84
                             ---------
   Treasury shares              36,167
                             ---------
   Equivalent shares            92,227   1/1/95   6/30/95   181        92,227
                             ---------

   Shares                       31,164
   x option price                 6.42
   / average market price         2.84
                             ---------
   Treasury shares                   0
                             ---------
   Equivalent shares                 0
                             ---------
                                                                    ---------
Weighted average shares and equivalent shares outstanding           1,982,669
                                                                    ---------
                                                                    ---------

  Net loss for the period                                            (234,935)
                                                                    ---------
                                                                    ---------

  Net loss per average share outstanding                                (0.12)
                                                                    ---------
                                                                    ---------

                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                      THREE MONTHS ENDED JUNE 30, 1996



Treasury stock method - weighted average price      4.72
Period beginning date                             4/1/96
Last day in period                               6/30/96
Number of days in period                              91


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/95      1,890,442     1/1/96   6/30/96    91     1,890,442
  Shares issued 4/30/96        1,000    4/30/96   6/30/96    62           681
  Shares issued 5/17/96       16,205    5/17/96   6/30/96    45         8,013
  Shares issued 5/17/96    1,605,000    5/17/96   6/30/96    45       793,681
  Shares issued 5/29/96       12,500    5/29/96   6/30/96    33         4,533

Retroactive treatment
  Options granted
   Shares                     98,689
   x option price               0.80
   / average market price       4.72
                           ---------
   Treasury shares            16,727
                           ---------
   Equivalent shares          81,962     4/1/96   6/30/96    91        81,962
                           ---------

   Shares                     31,164
   x option price               6.42
   / average market price       4.72
                           ---------
   Treasury shares                 0
                           ---------
                                   0
                           ---------

   Shares                     58,000
   x option price               2.25
   / average market price       4.72
                           ---------
   Treasury shares            27,648
                           ---------
   Equivalent shares          30,352     4/1/96   6/30/96    91        30,352
                           ---------

   Shares                     10,000
   x option price               1.75
   / average market price       4.72
                           ---------
   Treasury shares             3,708
                           ---------
   Equivalent shares           6,292     4/1/96   6/30/96    91         6,292
                           ---------

   Shares                     10,000
   x option price               4.25
   / average market price       4.72
                           ---------
   Treasury shares             9,004
                           ---------
   Equivalent shares             996     4/1/96   6/30/96    91           996
                           ---------

Earnings per share calculation
Three months ended June 30, 1996 (Cont.)



   Shares                    220,248
   x option price               1.35
   / average market price       4.72
                           ---------
   Treasury shares            62,995
                           ---------
   Equivalent shares         157,253     4/1/96   6/30/96    91       157,253


Warrants outstanding
  Shares                     525,000
  x option price                8.00
  / average market price        4.72
                           ---------
  Treasury shares                  0
                           ---------
  Equivalent shares                0
                           ---------

Shares                       150,000
  x option price                2.94
  / average market price        4.72
                           ---------
  Treasury shares             93,353
                           ---------
  Equivalent shares           56,647     4/1/96   6/30/96    91        56,647
                           ---------

Shares                     2,500,000
  x option price                2.19
  / average market price        4.72
                           ---------
  Treasury shares          1,159,958
                           ---------
  Equivalent shares        1,340,042     4/1/96   6/30/96    91     1,340,042
                           ---------

Shares                        95,000
  x option price                2.19
  / average market price        4.72
                           ---------
  Treasury shares             44,078
                           ---------
  Equivalent shares           50,922     4/1/96   6/30/96    91        50,922
                           ---------

Shares                        79,191
  x option price                2.19
  / average market price        4.72
                           ---------
  Treasury shares             36,743
                           ---------
  Equivalent shares           42,448     4/1/96   6/30/96    91        42,448
                           ---------                                ---------
Total average shares and equivalent shares outstanding              4,464,265
                                                                    ---------
                                                                    ---------

  Net loss for the period                                            (206,486)
                                                                    ---------
                                                                    ---------

  Net loss per average share outstanding                                (0.05)
                                                                    ---------
                                                                    ---------

                 POLISH TELEPHONES AND MICROWAVE CORPORATION
                       EARNINGS PER SHARE CALCULATION
                      THREE MONTHS ENDED JUNE 30, 1995



Treasury stock method - weighted average price      2.32
Period beginning date                             4/1/95
Last day in period                               6/30/95
Number of days in period                              91


                                                                    WEIGHTED
                             TOTAL                        NO. OF    AVERAGE
       DESCRIPTION           SHARES      FROM      TO       DAYS     SHARES
       -----------           ------      -----     --     ------    --------
Common Stock:
  Balance at 12/31/94        1,890,442   1/1/95   6/30/95   181     1,890,442

Retroactive treatment
  Options granted
   Shares                      128,394
   x option price                 0.80
   / average market price         2.32
                             ---------
   Treasury shares              44,274
                             ---------
   Equivalent shares            84,120   4/1/95   6/30/95    91        84,120
                             ---------

   Shares                       31,164
   x option price                 6.42
   / average market price         2.32
                             ---------
   Treasury shares                   0
                             ---------
   Equivalent shares                 0
                             ---------
                                                                    ---------
Weighted average shares and equivalent shares outstanding           1,974,562
                                                                    ---------
                                                                    ---------

  Net loss for the period                                             (84,781)
                                                                    ---------
                                                                    ---------

  Net loss per average share outstanding                                (0.04)
                                                                    ---------
                                                                    ---------